Vanguard Global Wellesley® Income Fund

Supplement to the Prospectus and Summary Prospectus Dated October 10, 2017

Vanguard Global Wellesley Income Fund is not presently available for investment.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 1496 102017